EXECUTION VERSION

AMENDMENT NO. 1 TO THE FIRST LIEN CREDIT AGREEMENT

Dated as of December 5, 2007

AMENDMENT NO. 1 TO THE FIRST LIEN CREDIT AGREEMENT (this “Amendment”) among UNITEK ACQUISITION, INC., a Delaware corporation (the “Borrower”), the financial institutions and other lenders parties to the First Lien Credit Agreement referred to below (collectively, the “Lenders”) and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)           The Borrower, the Lenders and the Administrative Agent have entered into a First Lien Credit Agreement dated as of September 27, 2007 (such First Lien Credit Agreement, as otherwise amended, supplemented or modified prior to the date hereof, the “First Lien Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrower, the financial institutions and other lenders party to the Second Lien Term Loan Agreement the Administrative Agent have entered into a Second Lien Term Loan Agreement dated as of September 27, 2007 (such Second Lien Term Loan Agreement, as otherwise amended, supplemented or modified prior to the date hereof, the “Second Lien Term Loan Agreement”).

(3)           The Borrower and the Lenders have agreed to amend the First Lien Credit Agreement, but only on the terms and conditions hereinafter set forth.

(4)           Accordingly, the First Lien Credit Agreement is hereby amended as follows:

SECTION 1.           Amendment to First Lien Credit Agreement.

(a)           Section 1.01 of the First Lien Credit Agreement is hereby amended, to add the following definitions:

“Incremental Term C Facility” has the meaning specified in Section 2.18(a).

(b)           Section 1.01 of the First Lien Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Applicable Margin” in its entirety to read as follows:

(b)
in respect of the Term C Facility, at the rate per annum set forth in Section 2.07 of the Second Lien Term Loan Agreement (as in effect on the date hereof) or, in the case of any Incremental Term C Facility, the rates set forth in the relevant Incremental Facility Amendment,

(c)           Section 1.01 of the First Lien Credit Agreement is hereby amended by amending and restating the proviso in the definition of “Eligible Assignee” in its entirety to read as follows:

Unitek Amendment No. 1 to First Lien Credit Agreement

provided, however, that, except with respect to any Incremental Term C Facility, neither any Loan Party nor any Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

(d)          Section 1.01 of the First Lien Credit Agreement is hereby amended by amending and restating the definition of “Term C Advance” in its entirety to read as follows:

“Term C Advance” has the meaning specified in Section 2.01(a)(ii) and shall include any advance made under an Incremental Term C Facility.

(e)           Section 1.01 of the First Lien Credit Agreement is hereby amended by amending and restating the definition of “Term C Borrowing” in its entirety to read as follows:

“Term C Borrowing” means a borrowing consisting of simultaneous Term C Advances of the same Type made by the relevant Term C Lenders.

(f)           Section 1.01 of the First Lien Credit Agreement is hereby amended by amending and restating the definition of “Term C Commitment” in its entirety to read as follows:

“Term C Commitment” means, with respect to any Term C Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Term C Commitment” or, if such Lender has entered into one or more Assignment and Acceptance Agreements, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Term C Commitment” or in connection with any Incremental Term C Facility as set forth in any Incremental Facility Amendment.

(g)           Section 2.06 is hereby amended as follows:

(i)
Section 2.06(a)(ii) is hereby amended by inserting the text, “or as otherwise provided in any Incremental Facility Amendment (with respect to an Incremental Term B Facility, an Incremental Term C Facility or an Incremental Revolving Credit Facility), so long as the terms in such Incremental Facility Amendment are no less favorable to the Loan Parties than such terms applicable to the original Term B Facility, Term C Facility or Revolving Credit Facility, as applicable” at the end thereof.

(ii)
Section 2.06(b) is hereby amended by inserting the text, “or as otherwise provided in any Incremental Facility Amendment (with respect to an Incremental Term B Facility, an Incremental Term C Facility or an Incremental Revolving Credit Facility) , so long as the terms in such Incremental Facility Amendment are no less favorable to the Loan Parties than such terms applicable to the original Term B Facility, Term C Facility or Revolving Credit Facility, as applicable” immediately following the text “(as in effect on the date hereof)” in the third line thereof.

(h)           Section 2.07 is hereby amended by inserting the text “or as otherwise provided in any Incremental Facility Amendment” immediately following the text “as in effect on the date hereof)” in the third line thereof.

(i)            Section 2.12(g) is hereby amended and restated in its entirety to read as follows:

Unitek Amendment No. 1 to First Lien Credit Agreement

(g)
Notwithstanding the foregoing, this Section 2.12 shall not apply to the Term C Lender or the Obligations in respect of the Term C Advances, which will instead receive applications and payments when the same are made in respect of the Debt under the Second Lien Term Loan Agreement (such applications and payments to be governed by Section 2.12 of the Second Lien Term Loan Agreement or as otherwise provided in any Incremental Facility Amendment, so long as such terms are no less favorable to the Loan Parties or the holders of the Term B Facility than those terms applicable to the original Term C Facility).

(j)           Section 2.14 is hereby amended by inserting the text “or as otherwise provided in any Incremental Facility Amendment, so long as such terms are no less favorable to the Loan Parties or the holders of the Term B Facility than those terms applicable to the original Facility, as applicable” at the end of the last sentence thereof.

(k)           Section 2.18(a) of the First Lien Credit Agreement is hereby amended, as follows, to allow for an incremental facility under the Term C Facility:

Section 2.18           Increase in the Aggregate Commitments (a) The Borrower may, at any time and from time to time after the Effective Date and prior to the earlier of the Termination Date and the Scheduled Termination Date (or, in the case of any Incremental Term C Facility (as defined below), the Scheduled Termination Date  (as defined in the Second Lien Term Loan Agreement)) so long as no Event of Default has occurred and is continuing, by notice to the Administrative Agent, request (x) the addition of one or more new term loan facilities, an increase in the Term B Commitments or an increase in the Term C Commitments (each of such commitment increases and any such new term loan facility being an “Incremental Term B Facility” or an “Incremental Term C Facility,” as applicable) or (y) an increase in the Revolving Credit Commitments (each of such commitment increases being an “Incremental Revolving Credit Facility”), any Incremental Revolving Credit Facilities together with any Incremental Term B Facilities or Incremental Term C Facilities (each an “Incremental Facility” and the commitment of any lender with respect to any Incremental Facility being an “Incremental Commitment”) to be effective as of a date (the “Increase Date”) specified in the related notice to the Administrative Agent; provided, however, that:

(i)    Aggregate Incremental Commitments - in no event shall the aggregate amount of all Incremental Commitments exceed the Maximum Incremental Facility Amount;

(ii)      Minimum Amount of Incremental Facilities – (A) each Incremental Term B Facility shall be in an amount not less than $5,000,000; (B) each Incremental Term C Facility shall be in an amount not less than $1,000,000; and (C) each Incremental Revolving Credit Facility shall be in an amount of not less than $5,000,000;

(iii)     Maximum Requests - no more than four such requests may be made pursuant to this Section 2.18;

Unitek Amendment No. 1 to First Lien Credit Agreement

(iv)         Conditions Precedent and Compliance – (A) on the date of any request by the Borrower for an Incremental Commitment and on the related Increase Date, the applicable conditions set forth in Section 3.02 and in clause (d) of this Section 2.18 shall be satisfied; (B) after giving effect to the incurrence of any Incremental Facility, the Borrower shall be in pro forma compliance with all financial covenants set forth in Section 5.04 of the First Lien Credit Agreement; (C) after giving pro forma effect to the incurrence of any Incremental Facility, the Total Leverage Ratio shall not be higher than that immediately prior to the application of the proceeds of the Incremental Facility; (D) the terms of any Incremental Revolving Credit Facility shall be the same as the terms of the Revolving Credit Facility and such Incremental Revolving Credit Facility shall form part of the Revolving Credit Facility for all purposes;

(v)         Maturity Dates - (A) any Incremental Term B Facility shall have a final maturity date no earlier than the Scheduled Termination Date and the weighted average life thereof shall not be less than the weighted average life of the outstanding Term B Advances; (B) any Incremental Term C Facility shall have a final maturity date no earlier than the Scheduled Termination Date (as such term is defined in the Second Lien Term Loan Agreement) and the weighted average life thereof shall not be less than the weighted average life of the outstanding Term C Advances;

(vi)         Prepayments/Repayments - (A) any advances under any Incremental Term B Facility shall not be entitled to receive optional or mandatory prepayments unless the existing Term B Advances are entitled simultaneously to receive prepayments ratably; (B) any advances under any Incremental Term B Facility shall not be required to be repaid unless the existing Term B Advances are required to be repaid ratably; (C) any advances under any Incremental Term C Facility shall not be entitled to receive optional or mandatory prepayments unless the existing Term C Advances are entitled simultaneously to receive prepayments at least ratably; (D) any advances under any Incremental Term C Facility shall not be required to be repaid unless the existing Term C Advances are required to be repaid at least ratably;

(vii)    General - (A) except as otherwise set forth herein, any Incremental Term B Facility or Incremental Term C Facility shall be documented on terms no less favorable to the Loan Parties than those applicable to the Term B Facility or Term C Facility and on other terms and conditions that are reasonably satisfactory to the Administrative Agent; (B) the Term B Lenders and the Term C Lenders shall initially have the right, but not the obligation, to commit up to their pro rata portion of any Incremental Term B Facility or Incremental Term C Facility, as applicable; (C) the Revolving Credit Lenders shall initially have the right, but not the obligation, to commit up to their pro rata portion of any Incremental Revolving Credit Facility;  (D) notwithstanding anything to the contrary contained in this Agreement, the Sponsor may provide all or any portion of the Incremental Term C Facility provided that the Sponsor shall only have voting rights with respect to such debt in respect of matters set forth in clauses (a) and (b) of Section 9.01 and solely with respect to such Incremental Term C Facility; and (E) the Loan Documents may be amended by the Administrative Agent and the Loan Parties, if necessary, to provide for terms applicable to each Incremental Commitment consistent with the terms hereof (any such amendment, an “Incremental Facility Amendment”).

(l)                Section 2.18(b) is hereby amended by (i) inserting the text “, the Term C Lender” immediately after the text “the Term B Lenders” in the first line thereof and (ii) inserting the text “, any Incremental Term C Facility” immediately after the text “an Incremental Term B Facility” in the second line thereof.

Unitek Amendment No. 1 to First Lien Credit Agreement

(m)              Section 5.02(b)(ii) of the First Lien Credit Agreement is hereby amended, as follows, to read:

“(ii)        the Term C Advances and Debt under the Second Lien Term Loan Agreement in an aggregate principal amount not to exceed $30,000,000, plus any accrued interest (including pay-in-kind interest) thereunder (less the amount of all principal payments thereof), plus any advances pursuant to any Term C Incremental Facility permitted hereunder and any accrued interest (including pay-in-kind interest) thereon;”

SECTION 2.              Conditions Precedent to Effectiveness.  This Amendment shall become effective as of December 5, 2007 if, and only if, on or prior to such date the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders, the calculation of which shall include, for greater certainty, the Term C Lender.

SECTION 3.              Consent under the Intercreditor Agreement.  Each of the Administrative Agent and the Required Lenders hereby consent, notwithstanding the provisions of Section 6.02(b)(i) of the Intercreditor Agreement to the contrary, to the increase of the maximum principal amount of the Second Lien Obligations (as defined in the Intercreditor Agreement) as a result of any of the transactions contemplated by this Amendment).

SECTION 4.              Reference to and Effect on the Credit Agreement and other Loan Documents.(a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement, the Notes, “this Agreement”, “the Credit Agreement”, “hereunder”, “hereof”, “thereunder”, “thereof” or words of like import referring to the First Lien Credit Agreement shall mean and be a reference to the First Lien Credit Agreement, as amended by this Amendment.

(b)           The First Lien Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.              Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.              Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

Unitek Amendment No. 1 to First Lien Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITEK ACQUISITION, INC., as Borrower

By:	/s/ David W. Knickel
Name: David W. Knickel
Title: Vice President and Secretary

Unitek Amendment No. 1 to First Lien Credit Agreement

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Renuka Gnanaswaran
Name: Renuka Gnanaswaran
Title: Manager, Agency

Unitek Amendment No. 1 to First Lien Credit Agreement

Lenders

ROYAL BANK OF CANADA

By:	/s/ Mark S. Gronich
Name: Mark S. Gronich
Title: Authorized Signatory

Unitek Amendment No. 1 to First Lien Credit Agreement

By:
Name:
Title:

Unitek Amendment No. 1 to First Lien Credit Agreement